Exhibit 99

Date: March 25, 2004

Contact: Christopher M. Jakubik, Vice President, Corporate Investor Relations, (617) 421-7968
               Eric A. Kraus, Vice President, Corporate Communications, (617) 421-7194

GILLETTE CHAIRMAN, PRESIDENT AND CEO JAMES M. KILTS
TO EXTEND EMPLOYMENT CONTRACT

        Boston — The Gillette Company announced today that James M. Kilts, Chairman, President and Chief Executive Officer, has extended his employment contract for one year to January 19, 2006. His current contract expires on January 19, 2005.

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